Exhibit (q)

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Jane Trust, Robert I. Frenkel, Thomas C. Mandia, Rosemary Emmens, Susan Lively, Angela Velez and Tara Gormel, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable each trust listed in Schedule A hereto (each a “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the registration statement of such Trust specified in Schedule A hereto (or, in the case of Master Portfolio Trust, the registration statements of such other Trusts as are specified therein), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned in the undersigned’s capacity as a Trustee of such Trust, any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

As to each of the undersigned, this Power of Attorney shall be valid from the date first mentioned above until revoked by such individual.

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.

/s/ Paul R. Ades	Trustee	February 5, 2020
Paul R. Ades

/s/ Andrew L. Breech	Trustee	February 5, 2020
Andrew L. Breech

/s/ Dwight B. Crane	Trustee	February 5, 2020
Dwight B. Crane

/s/ Althea Duersten	Trustee	February 5, 2020
Althea Duersten

/s/ Stephen R. Gross	Trustee	February 5, 2020
Stephen R. Gross

/s/ Susan Heilbron	Trustee	February 5, 2020
Susan Heilbron

/s/ Frank Hubbard	Trustee	February 5, 2020
Frank Hubbard

/s/ Howard Johnson	Trustee	February 5, 2020
Howard Johnson

/s/ Jerome H. Miller	Trustee	February 5, 2020
Jerome H. Miller

/s/ Kenneth Miller	Trustee	February 5, 2020
Kenneth Miller

/s/ Thomas F. Schlafly	Trustee	February 5, 2020

Thomas F. Schlafly

Schedule A

to

Power of Attorney

Name of Trust	Registration Statement
ActiveShares ETF Trust	Securities Act File No. 333-234407
Legg Mason ETF Investment Trust	Securities Act File No. 333-206784
Legg Mason Partners Equity Trust	Securities Act File No. 33-43446
Legg Mason Partners Variable Equity Trust	Securities Act File No. 333-91278

POWER OF ATTORNEY

The undersigned, Jane E. Trust, hereby constitutes and appoints Christopher Berarducci, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Angela N. Velez, Susan Lively and Tara E. Gormel, and each of them, his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable or which may be required to enable each trust listed in Schedule A hereto (each a “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the registration statement of such Trust specified in Schedule A hereto (or, in the case of Master Portfolio Trust, the registration statements of such other Trusts as are specified therein), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned in her capacity as a Trustee and/or as an officer of such Trust, any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by me.

WITNESS my hand on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the undersigned as of the date indicated.

/s/ Jane E. Trust	February 5, 2020
Jane E. Trust

Schedule A

to

Power of Attorney

Name of Trust	Registration Statement
ActiveShares ETF Trust	Securities Act File No. 333-91278
Legg Mason ETF Investment Trust	Securities Act File No. 333-206784
Legg Mason Partners Equity Trust	Securities Act File No. 33-43446
Legg Mason Partners Variable Equity Trust	Securities Act File No. 333-91278

POWER OF ATTORNEY

The undersigned, Christopher Berarducci, hereby constitutes and appoints Robert DuCharme, Daniel Schlissel and Donald Guire, and each of them, his true and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable or which may be required to enable each trust listed in Schedule A hereto (each a “Trust”) to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the registration statement of such Trust specified in Schedule A hereto (or, in the case of Master Portfolio Trust, the registration statements of such other Trusts as are specified therein), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned in his capacity as Principal Financial Officer and/or as any other officer of such Trust, any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by me.

WITNESS my hand on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the undersigned as of the date indicated.

/s/ Christopher Berarducci	February 5, 2020
Christopher Berarducci

Schedule A

to

Power of Attorney

Name of Trust	Registration Statement
ActiveShares ETF Trust	Securities Act File No. 333-234497
Legg Mason ETF Investment Trust	Securities Act File No. 333-206784
Legg Mason Partners Equity Trust	Securities Act File No. 33-43446
Legg Mason Partners Variable Equity Trust	Securities Act File No. 333-91278